UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    May 2, 2013

DIRECTV
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2260 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the stockholders of DIRECTV was held on May 2, 2013. As of March 4, 2013, the record date for the Annual Meeting, there were 570,940,966 shares outstanding. At the Annual Meeting, 466,273,875 shares, or approximately 81.66% of the eligible voting shares were represented either in person or by proxy.
At the meeting, the stockholders voted on the following items:
1. To elect nominees to the Board of Directors for the term as described in the proxy statement of DIRECTV.
The following nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2014 annual meeting of stockholders.

Director	For	Against	Abstain	Broker Non-Vote
Neil Austrian	411,519,675	9,086,223	1,468,837	44,199,140
Ralph Boyd, Jr.	419,181,370	1,442,236	1,451,129	44,199,140
Abelardo Bru	419,592,527	976,855	1,505,353	44,199,140
David Dillon	419,827,858	772,529	1,474,348	44,199,140
Samuel DiPiazza, Jr.	419,792,452	820,605	1,461,678	44,199,140
Dixon Doll	419,727,123	874,992	1,472,620	44,199,140
Charles Lee	418,821,286	1,851,647	1,401,802	44,199,140
Peter Lund	417,532,519	3,068,920	1,473,296	44,199,140
Nancy Newcomb	419,681,945	963,264	1,429,526	44,199,140
Lorrie Norrington	419,816,539	829,001	1,429,195	44,199,140
Michael White	410,552,960	5,102,642	6,419,133	44,199,140

2. To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for DIRECTV for the fiscal year ending December 31, 2013.
This proposal was approved by the votes indicated below. There were no broker non-votes on this proposal.

For	Against	Abstain
455,978,862	8,993,798	1,301,215

3. Advisory vote on compensation of our named executive officers.
This proposal was approved by the votes indicated below.

For	Against	Abstained	Broker Non-Vote
403,211,047	9,858,111	9,005,577	44,199,140

4. Shareholder proposal regarding a prohibition on the accelerated vesting of performance-based equity awards upon a change in control.
This proposal was defeated by the votes indicated below.

For	Against	Abstained	Broker Non-Vote
125,716,028	294,421,380	1,937,327	44,199,140

5. Shareholder proposal regarding a requirement that an independent board member be the chairman of the Company.
This proposal was defeated by the votes indicated below.

For	Against	Abstained	Broker Non-Vote
116,440,035	303,748,194	1,886,506	44,199,140

6. Shareholder proposal to grant a right to shareholders to act by written consent.
This proposal was defeated by the votes indicated below.

For	Against	Abstained	Broker Non-Vote
168,137,813	250,331,262	3,605,660	44,199,140

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)
Date: May 7, 2013
By:     /s/ Larry D. Hunter
Name:    Larry D. Hunter

Title:    Executive Vice President and
        General Counsel